UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2023

CLECO CORPORATE HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2030 Donahue Ferry Road
     Pineville, Louisiana                            71360-5226
(Address of principal executive offices)                         (Zip Code)
Registrant’s telephone number, including area code: (318) 484-7400

CLECO POWER LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-05663	72-0244480
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2030 Donahue Ferry Road
     Pineville, Louisiana                            71360-5226
(Address of principal executive offices)                         (Zip Code)
Registrant’s telephone number, including area code: (318) 484-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Cleco Corporate Holdings LLC: None	Cleco Power LLC: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 28, 2023, Cleco Corporate Holdings LLC (the “Company”) and Cleco Power LLC (“Cleco Power”) (collectively, the “Companies”) announced organizational changes to their executive management teams. Justin S. Hilton was appointed Chief Commercial Officer to oversee the commercial areas of Cleco Power, which include Marketing, Governmental Affairs, Energy Management, Transmission Operations, Policy and Compliance and matters relating to Midcontinent Independent System Operator, Inc. Mr. Hilton will no longer serve as President of Cleco Power.

In connection with these changes, Robert A. Breedlove, Jr., 50, who is currently serving as Vice President of Generation Operations, was promoted to Chief Operations Officer. Mr. Breedlove will manage the Company’s Generation Operations, Engineering and Construction, Asset Management and Transmission Services. Mr. Breedlove joined the Company from Entergy Corporation (“Entergy”) in November 2021 and has a distinguished career in the power generation sector, including 22 years at Entergy where he was responsible for fleet operations, asset management, fleet outage management and development of fleet management strategies. The appointment of Mr. Breedlove was not pursuant to any agreement between Mr. Breedlove and any other person. There is no family relationship between Mr. Breedlove and any member of the Boards of Managers or executive officer of the Companies, and there are no transactions between Mr. Breedlove and the Companies that are required to be reported under Item 404(a) of Regulation S-K.

In addition to these changes, Sybil S. Montegut was promoted to the role of Chief Administrative and Sustainability Officer and will assume responsibility for non-financial support functions of the Company including Information Technology, Environmental and Safety, Human Resources, Supply Chain, Corporate Development and Environmental, Social and Governance efforts.

These management changes will be effective January 6, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLECO CORPORATE HOLDINGS LLC

Date: December 4, 2023	By:	/s/ Tonita Laprarie
Tonita Laprarie
Controller and Chief Accounting Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO POWER LLC

Date: December 4, 2023	By:	/s/ Tonita Laprarie
Tonita Laprarie
Controller and Chief Accounting Officer